Schedule A

							Rate Type/ Subtype
Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type	Call Style Desc	Desc	Next Call Date	Coupon Percent	FHLBank Par
08-Jun-07	3133XLDZ3	18-Jun-07	18-Jun-09	18-Dec-07	Optional Principal Redemption	European	Fixed Constant	18-Jun-08	5.375	$15,000,000

08-Jun-07	3133XLDT7	20-Jun-07	20-Jun-22	20-Dec-07	Optional Principal Redemption	Bermudan	Fixed Constant	20-Jun-08	6.5	$10,000,000

08-Jun-07	3133XLDT7	20-Jun-07	20-Jun-22	20-Dec-07	Optional Principal Redemption	Bermudan	Fixed Constant	20-Jun-08	6.5	$15,000,000

08-Jun-07	3133XLDZ3	18-Jun-07	18-Jun-09	18-Dec-07	Optional Principal Redemption	European	Fixed Constant	18-Jun-08	5.375	$10,000,000

08-Jun-07	3133XLE25	20-Jun-07	20-Dec-10	20-Dec-07	Optional Principal Redemption	European	Fixed Constant	20-Jun-08	5.55	$15,000,000

08-Jun-07	3133XLEE9	21-Jun-07	21-Jun-22	21-Sep-07	Optional Principal Redemption	Bermudan	Variable Range	21-Sep-07		$10,000,000

08-Jun-07	3133XLEH2	27-Jun-07	27-Jun-22	27-Sep-07	Optional Principal Redemption	Bermudan	Variable Range	27-Sep-07		$10,000,000

08-Jun-07	3133XLDT7	20-Jun-07	20-Jun-22	20-Dec-07	Optional Principal Redemption	Bermudan	Fixed Constant	20-Jun-08	6.5	$25,000,000

07-Jun-07	3133XLDL4	21-Jun-07	21-Jun-22	21-Sep-07	Optional Principal Redemption	Bermudan	Variable Range	21-Sep-07		$10,000,000

07-Jun-07	3133XLC68	11-Jun-07	11-Dec-07	11-Dec-07	Non-Callable		Fixed Constant		5.25	$25,000,000

07-Jun-07	3133XLC76	15-Jun-07	15-Jun-17	15-Dec-07	Optional Principal Redemption	Bermudan	Fixed Constant	15-Jun-09	6	$10,000,000

07-Jun-07	3133XLD26	18-Jun-07	18-Dec-07	18-Dec-07	Non-Callable		Fixed Constant		5.25	$50,000,000

07-Jun-07	3133XLDF7	12-Jun-07	12-Jun-09	12-Dec-07	Optional Principal Redemption	European	Fixed Constant	12-Jun-08	5.35	$15,000,000

07-Jun-07	3133XLD91	14-Jun-07	14-Jun-17	14-Sep-07	Optional Principal Redemption	Bermudan	Variable Range	14-Dec-07		$20,000,000

07-Jun-07	3133XLD75	22-Jun-07	22-Jun-11	22-Dec-07	Optional Principal Redemption	European	Fixed Constant	22-Jun-09	5.5	$15,000,000

06-Jun-07	3133XLC68	11-Jun-07	11-Dec-07	11-Dec-07	Non-Callable		Fixed Constant		5.25	$25,000,000

06-Jun-07	3133XLC76	15-Jun-07	15-Jun-17	15-Dec-07	Optional Principal Redemption	Bermudan	Fixed Constant	15-Jun-09	6	$15,000,000

06-Jun-07	3133XLCR2	28-Jun-07	28-Dec-09	28-Dec-07	Optional Principal Redemption	Bermudan	Fixed Constant	28-Dec-07	5.45	$25,000,000

06-Jun-07	3133XLCV3	22-Jun-07	22-Jun-22	22-Dec-07	Optional Principal Redemption	Bermudan	Conversion Range	22-Jun-09		$10,000,000

06-Jun-07	3133XLBX0	22-Jun-07	22-Jun-11	22-Dec-07	Optional Principal Redemption	European	Fixed Constant	22-Jun-09	5.45	$10,000,000

(1) Call/Amortizing Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.